Supplement dated October 28, 2010 to the MultiOption(r) Advisor Variable Annuity Product Prospectus dated April 30, 2010.


Effective November 6, 2010, MultiOption(r) Advisor C Class contract is no longer available for purchase. Current MultiOption(r) C Class contract owners may continue to make purchase payments in accordance with the terms of their contract.




Investors should retain this supplement for future reference.
F73761 11-2010